Filed Pursuant to Rule 497

Registration File No. 333-214405

STIRA ALCENTRA GLOBAL CREDIT FUND

SUPPLEMENT NO. 2 DATED APRIL 4, 2018

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED FEBRUARY 5, 2018

This document supplements, and should be read in conjunction with, the Fund’s prospectus and statement of additional information, each dated February 5, 2018, as supplemented by Supplement No. 1, dated March 20, 2018, relating to the Fund’s offering of up to $3,000,000,000 in Class A Shares, Class T Shares, Class D Shares, Class I Shares, and Class C Shares. Terms used and not otherwise defined in this Supplement No. 2 shall have the same meanings as set forth in the Fund’s prospectus. The purpose of this Supplement No. 2 is to disclose characteristics of the Fund’s investment portfolio as of December 31, 2017.

Characteristics of the Fund’s Investment Portfolio as of December 31, 2017

As of December 31, 2017, the Fund had invested approximately $8.9 million in 51 portfolio companies. The weighted average yield of the investment portfolio based upon original cost, as of December 31, 2017, was 7.59% with an average duration of 1.65 years. The following graphics illustrate the Fund’s investment portfolio as of December 31, 2017, by industry, geography, asset type, floating/fixed rate breakdown and investment structure:

‡ As a percentage of assets under management.